Supplement, dated January 29, 2004,
         to the Statement of Additional Information, dated July 15, 2003 as amended by the Supplement dated November 21, 2003
                                       of

                 Seligman LaSalle Real Estate Fund Series, Inc.,
                                on behalf of its:
               Seligman LaSalle Monthly Dividend Real Estate Fund
                                  (the "Fund")

Effective February 2, 2004, the following paragraph replaces and supercedes the second paragraph of sub-section "Class C" under the heading "Purchase, Redemption and Pricing of Shares - Purchase of Shares" set forth in the supplement dated November 21, 2003 to the Fund's Statement of Additional
Information:

      Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows:
      First Clearing, LLC, Linsco/Private Ledger Corporation, Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc., Wacovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.